UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2022

Endo International plc

(Exact name of registrant as specified in its charter)

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road
Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	ENDP	The NASDAQ Global Select Market *

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On August 26, 2022, Nasdaq suspended trading in Endo International plc’s common stock and intends to delist the Company’s common stock after completion by Nasdaq of its application to the Securities and Exchange Commission. As a result of the suspension and expected delisting, the Company’s common stock began trading exclusively on the over-the-counter market on August 26, 2022, under the symbol ENDPQ.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, Endo International plc (the “Company”) received a letter (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq had determined that the Company’s common stock would be delisted from Nasdaq. In accordance with the Notice, trading of the Company’s common stock was suspended at the opening of business on August 26, 2022. Nasdaq has indicated to the Company that it intends to file a Form 25-NSE with the Securities and Exchange Commission promptly which will remove the Company’s securities from listing and registration on Nasdaq.

As a result of the suspension and expected delisting, the Company’s common stock began trading exclusively on the over-the-counter (“OTC”) market on August 26, 2022. On the OTC market, shares of the Company’s common stock, which previously traded on the Nasdaq under the symbol ENDP, trade under the symbol ENDPQ.

Item 8.01	Other Events.

On August 9, 2022, the Company announced that it completed a calculation indicating that the net assets of the Company, on an unconsolidated standalone basis and in accordance with the Irish Companies Act 2014 and Financial Reporting Standard 102, the financial reporting standard applicable in the UK and Republic of Ireland, are half or less of the amount of its called-up share capital. Pursuant to Section 1111 of the Irish Companies Act 2014 (“Section 1111”), where the net assets of a public limited company (“PLC”) are half or less of the amount of the PLC’s called-up share capital, the directors of the PLC shall, not later than 28 days after the earliest day on which that fact is known to a director of the PLC, duly convene an extraordinary general meeting of the PLC for the purpose of considering whether any, and if so what, measures should be taken to deal with the situation.

In compliance with Section 1111, on August 29, 2022, the Company mailed to its shareholders of record, as of August 22, 2022, notice of an extraordinary general meeting to be convened on September 29, 2022 (the “EGM”). No resolutions are being proposed at the EGM and no substantive matter will be presented for a vote or otherwise acted upon at the EGM. A copy of the notice mailed by the Company convening the EGM is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company continues to face certain risks and uncertainties that have been affecting its business and operations, and these risks and uncertainties may affect the Company’s ability to enter into a sale transaction and could impact the outcome of the Company’s voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (collectively, the “Chapter 11 Filings”). Holders of the Company’s equity securities will likely be entitled to little or no recovery on their investment following the Chapter 11 Filings, and recoveries to other stakeholders cannot be determined at this time. The Company cautions that trading in the Company’s securities given the pendency of the Chapter 11 Filings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Chapter 11 Filings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-looking statements

Certain information in this Current Report on Form 8-K (including Exhibit 99.1 hereto) may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation, including, but not limited to, statements with respect to the restructuring support agreement and the sale transaction, the Chapter 11 proceedings and recognition proceedings, and any other statements that refer to our expected, estimated or anticipated future results or that do not relate solely to historical facts. Statements including words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future,” “potential” or similar expressions are forward-looking statements. All forward-looking statements in this communication reflect Endo’s current views as of the date of this communication about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to it and on assumptions it has made. Actual results may differ materially and adversely from current expectations based on a number of factors, including, among other things, the following: the outcome of our contingency planning and restructuring activities; the timing, impact or results of any pending or future litigation, investigations, proceedings or claims, including opioid, tax and antitrust related matters; actual or contingent liabilities; settlement discussions or negotiations; the Company’s liquidity, financial performance, cash position and operations; the Company’s strategy; risks and uncertainties associated with Chapter 11 proceedings; the negative impacts on the Company’s businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a sale of the Company’s businesses under Section 363 of the U.S. Bankruptcy Code; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of the Company’s businesses; the unpredictability of the Company’s financial results while in Chapter 11 proceedings; the Company’s ability to discharge claims in Chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of the restructuring support agreement and any other arrangement with lenders or creditors while in Chapter 11 proceedings; the Company’s ability to conduct business as usual; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay employees, suppliers and vendors; the ability to control costs during Chapter 11 proceedings; adverse litigation; the risk that the Company’s Chapter 11 Cases may be converted to cases under Chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to pursue, evaluate and close an asset sale of the Company’s businesses pursuant to Section 363 of the U.S. Bankruptcy Code; the impact of competition, including the loss of exclusivity and generic competition for VASOSTRICT®; our ability to satisfy judgments or settlements or pursue appeals including bonding requirements; our ability to adjust to changing market conditions; our ability to attract and retain key personnel; our inability to maintain compliance with financial covenants and operating obligations which would expose us to potential events of default under our outstanding indebtedness; our ability to incur additional debt or equity financing for working capital, capital expenditures, business development, debt service requirements, acquisitions or general corporate or other purposes; our ability to refinance our indebtedness; a significant reduction in our short-term or long-term revenues which could cause us to be unable to fund our operations and liquidity needs or repay indebtedness; supply chain interruptions or difficulties; changes in competitive or market conditions; changes in legislation or regulatory developments; our ability to obtain and maintain adequate protection for our intellectual property rights; the timing and uncertainty of the results of both the research and development and regulatory processes, including regulatory decisions, product recalls, withdrawals and other unusual items; domestic and foreign health care and cost containment reforms, including government pricing, tax and reimbursement policies; technological advances and patents obtained by competitors; the performance, including the approval, introduction, and consumer and physician acceptance of new products and the continuing acceptance of currently marketed products; our ability to integrate any newly acquired products into our portfolio and achieve any financial or commercial expectations; the impact that known and unknown side effects may have on market perception and consumer preference for our products; the effectiveness of advertising and other promotional campaigns; the timely and successful implementation of any strategic initiatives; unfavorable publicity regarding the misuse of opioids; the uncertainty associated with the identification of and successful consummation and execution of external corporate development initiatives and strategic partnering transactions; our ability to advance our strategic priorities, develop our product pipeline and continue to develop the market for QWO® and other products; and our ability to obtain and successfully manufacture, maintain and distribute a sufficient supply of products to meet market demand in a timely manner. In addition, U.S. and international economic conditions, including consumer confidence and debt levels, taxation, changes in interest and currency exchange rates, international relations, capital and credit availability, the status of financial markets and institutions, the impact of and response to the ongoing COVID-19 pandemic and the impact of continued economic volatility, can materially affect our results. Therefore, the reader is cautioned not to rely on these forward-looking statements. Endo expressly disclaims any intent or obligation to update these forward-looking statements, except as required to do so by law.

Additional information concerning risk factors, including those referenced above, can be found in press releases issued by Endo, as well as Endo’s public periodic filings with the U.S. Securities and Exchange Commission and with securities regulators in Canada, including the discussion under the heading “Risk Factors” in Endo’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or other filings with the U.S. Securities and Exchange Commission. Copies of Endo’s press releases and additional information about Endo are available at www.endo.com or you can contact the Endo Investor Relations Department at relations.investor@endo.com.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Notice of Extraordinary General Meeting, dated August 29, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer and Company Secretary

Date: August 29, 2022